Restructuring charges	12 Months Ended
Dec. 31, 2011
Restructuring and Related Activities [Abstract]
Restructuring charges
Restructuring charges
Restructuring charges may consist of voluntary or involuntary severance-related charges, asset-related charges and other costs to exit activities. We recognize voluntary termination benefits when the employee accepts the offered benefit arrangement. We recognize involuntary severance-related charges depending on whether the termination benefits are provided under an ongoing benefit arrangement or under a one-time benefit arrangement. If the former, we recognize the charges once they are probable and the amounts are estimable. If the latter, we recognize the charges once the benefits have been communicated to employees.

Restructuring activities associated with assets would be recorded as an adjustment to the basis of the asset, not as a liability. When we commit to a plan to abandon a long-lived asset before the end of its previously estimated useful life, we accelerate the recognition of depreciation to reflect the use of the asset over its shortened useful life. When an asset is held to be sold, we write down the carrying value to its net realizable value and cease depreciation.

Restructuring actions related to the acquisition of National are discussed in Note 2 above and are reflected on the Acquisition charges/divestiture (gain) line of our Consolidated statements of income.

2011 actions
In the fourth quarter of 2011, we recognized restructuring charges associated with the announced plans to close two older semiconductor manufacturing facilities in Hiji, Japan, and Houston, Texas, over the next 18 months. Combined, these facilities supported about 4 percent of TI’s revenue in 2011, and each employs about 500 people. As needed, production from these facilities will be moved to other more advanced TI factories. The total charge for these closures is estimated at $215 million, of which $112 million was recognized in the fourth quarter and the remainder will be incurred over the next seven quarters. The Restructuring charges recognized in the fourth quarter of 2011 are included in Other and consisted of $107 million for severance and benefit costs and $5 million of accelerated depreciation of the facilities’ assets. Of the estimated $215 million total cost, about $135 million will be for severance and related benefits, about $30 million will be for accelerated depreciation of facility assets and about $50 million will be for other exit costs.

Previous actions
In October 2008, we announced actions to reduce expenses in our Wireless segment, especially our baseband operation. In January 2009, we announced actions that included broad-based employment reductions to align our spending with weakened demand. Combined, these actions eliminated about 3,900 jobs; they were completed in 2009.

The table below reflects the changes in accrued restructuring balances associated with these actions:

	2011 Actions		Previous Actions
	Severance and Benefits	Other Charges	Severance and Benefits	Other Charges	Total
Accrual at December 31, 2009	$—	$—	$84	$10	$94
Restructuring charges	—	—	33	—	33
Non-cash items (a)	—	—	(33)	—	(33)
Payments	—	—	(62)	(2)	(64)
Remaining accrual at December 31, 2010	—	—	22	8	30

Restructuring charges	107	5	—	—	112
Non-cash items (a)	(11)	(5)	—	—	(16)
Payments	—	—	(9)	(1)	(10)
Remaining accrual at December 31, 2011	$96	$—	$13	$7	$116

(a) Reflects charges for stock-based compensation, postretirement benefit plan settlement, curtailment, special termination benefits and accelerated depreciation.

The accrual balances above are a component of Accrued expenses and other liabilities or Deferred credits and other liabilities on our Consolidated balance sheets, depending on the expected timing of payment.

Restructuring charges recognized by segment from the actions described above are as follows:

	2011	2010	2009
Analog	$—	$13	$84
Embedded Processing	—	6	43
Wireless	—	10	62
Other	112	4	23
Total	$112	$33	$212